
PATRIOT




AMERICAN REBEL

AMERICAN REBEL™

America's Patriotic Brand

American Rebel Holdings, Inc.

(OTCQB:AREB)

Confidential

AMERICAN REBEL
America's Patriotic Brand

MARKET SIZE

3 Distinct Large Growth Markets + Licensing & Branding

CCW APPAREL & BACKPACKS

CURRENT MARKET SIZE $1 BILLION

- Market includes anyone who has ever considered concealed carrying.
- CCW Permits soared by 1.83 million since last July, a record for the fourth consecutive year.
- Total handgun permit holders rose to 16.3 million as of 2017, with the highest increase being women.
- Additionally, at least 11 states have passed laws allowing concealed carry without a permit. 16 states have introduced legislation this year to do the same.
- Sold online at Amazon.com and AmericanRebel.com.

SAFES

US MARKET SIZE OVER $2 BILLION

- The US market is over $2 Billion in annual sales.
- California and Massachusetts require safe storage of guns; and Delaware, Washington, Oregon, Missouri and Virginia are considering new safe requirements.
- Increased awareness of firearm custody.
- Growth of valuables kept in the home such as cash, gold and silver, etc.
- Protection from theft, fire, water damage, or accidents.

DISPENSARIES

LEGAL CANNABIS MARKET EXCEEDS $35 BILLION BY 2023

- Legal cannabis market to exceed $35 Billion by 2023.
- Dispensaries required to lock inventory in safes after hours.
- 815 currently operating dispensaries and over 1,000 new locations opening in the next 12 months.
- The industry's first inventory control safe with optional 2-year replacement plan
- Hyper-Growth Future Market and American Rebel has first movers advantage as safe supplier addressing unique needs of dispensaries.

BRANDING

LICENSING & BRANDING INCOME

The American Rebel brand name has significant licensing value to third parties that seek to market to the American Rebel target demographic. We expect licensing to become a contributing factor to the American Rebel bottom line.

AMERICAN REBEL
America's Patriotic Brand

OUR MILESTONES

America's Patriotic Brand was born December 2014

MAY 2015
Initial Friends & Family Raised $1,102,500

APRIL 2016
Initial Friends & Family Raised $1,031,520

APRIL 2017
Launched Freedom CCW Backpacks @ NRA Annual Meeting in Atlanta, GA

JANUARY 2018
Launched Defender, Cartwright and Freedom CCWJackets and Coats

JANUARY 2019
Nathan Findley and team join American Rebel as Liberty Safe consolidates their Kansas operation to Utah

APRIL 2019
Prototype safes introduced at 2019 NRA Annual Meeting

SEPTEMBER 2019
American Rebel ships its first safes to its dealer network

AMERICAN REBEL
America's Patriotic Brand

PROBLEM

Good news – signature product identified– safes and vault doors
Bad news – demand has outpaced our readiness to respond

FULFILLING DEMAND

- Restock existing dealers
- Add new dealers
- Dealer Support
- Next Production Order
- NRA Licensing

DEALER DEMAND

- Funding for inventory
- Introduce New Products
- Expand Marketing
- Retire Debt

INVENTORY DEMAND

- Black Smoke Safes
- Inventory Control Safes
- Vault Doors
- Key Vaults
- CCW Backpacks
- CCW Apparel

DEALER SUPPORT

- Reorganize
- Dir of Ops
- Dir of Dealer Support
- Add CRM

FULFILL MARKETING/PR

- Posters, Banners & Promo
- AR Promo Tour
- Event Activations
- Social Media

AMERICAN REBEL
America's Patriotic Brand

TRACTION OVERVIEW

438 SOLD

Backpacks & Apparel Sold on Amazon.com

2018 amazon

978 SOLD

Backpacks & Apparel Sold on Amazon.com

2019 amazon

123%+

123%+ Y/Y GROWTH

$164,970 Q3 REVENUE REPORTED

- $200-225K Projected Q4
- $340-365K Projected Q1

106%

106% REVENUE GROWTH

OVER 6 MONTHS Using low end of projected range for Q1

650

650 SAFES SOLD IN 6 MONTHS

- 24 Dealers Now
- 50 Projected Dealers by 8/20 (the next safe selling season begins)

AMERICAN REBEL
America's Patriotic Brand

SAFES & VAULT DOORS



AR-50 AR-40 AR-30 AR-20 AR-15 AR-12

AR BLACK SMOKE SERIES
THE SAFE WITH AN ATTITUDE



LIFE TIME WARRANTY

AR-INV INVENTORY SAFE
THE ORGANIZABLE SAFE





LIFE TIME WARRANTY

AR-110 & AR-120 KEY VAULT
MOBILE PERSONAL SAFE



AR-110
KEY VAULT

AR-120
KEY VAULT

AR BLACK SMOKE SERIES
VAULT DOOR



AR-VO AR-VI

SIGNATURE PRODUCTS

Safes | Vault Doors | Key Vaults

SAFES

AR BLACK SMOKE SERIES	$1499-$2999	Mid-priced, high quality entrant into static market
AR-50 | AR-40 | AR-30 AR-20 | AR-15 | AR-12	Wholesale Margin 40-60%	Establishing new brand to dealers
	Retail Margin 110-130%	Features typically reserved for higher priced item

Increasing manufacturing quantities will lower our cost and increase our margins. Aggressive pricing to introduce new product line. New Made in the USA manufacturer increases volume, adds features, and supports price increases.

VAULT DOORS

AR BLACK SMOKE SERIES	$3899-$4199	Mid-priced, high quality, new market
AR-VO | AR-VI	Wholesale Margin 40-60%	Relatively new product category
	Retail Margin 60-80%	Establishing new brand to dealers

Product Made in the USA with limited pricing power. New manufacturer can lower our cost and improve our margins.

KEY VAULTS

AR MOBILE KEY VAULTS	$29.99-$59.99	Low-priced account establishing product
AR-110 | AR-120	Wholesale Margin 0-40%	Loss leader, Conversation starter
	Retail Margin 165-185%	Adding to Direct-to-Consumer offerings

Mobile Key Vaults were our first safe product primarily used to start the conversation at the wholesale level. Opportunity exists to add to our Direct-to-Consumer program.

AMERICAN REBEL
America's Patriotic Brand

BACKPACKS & APPAREL

FREEDOM CCW BACKPACKS
SMALL | MEDIUM | LARGE | EXTRA LARGE

ONE YEAR



FREEDOM 2.0 CCW JACKETS
FOR MEN & WOMEN

ONE YEAR



Men's | Women's | Hooded | Vest



Magnet Proprietary "Protection Pockets" (Right & Left sides)

CARTWRIGHT CCW BACKPACKS
LARGE

ONE YEAR





Proprietary "Protection Pockets" (Right & Left sides)

CARTWRIGHT CCW COATS
COATS FOR MEN & WOMEN

ONE YEAR



AMERICAN REBEL
America's Patriotic Brand

SUPPORTING PRODUCTS

Backpacks | Jackets | Coats



BACKPACKS

CONCEALED CARRY BACKPACKS	$69.99-$189.99	Unique features support mid-to-high price
FB-101 | FB-119 | FB-155 | FB-194 | FB-199 FB-254 | FB-255 | CB-292 | CB-295	Wholesale Margin 35-85%	Greater margin on larger sizes
	Retail Margin 150-220%	85-90% of our sales are retail sales

Increasing manufacturing quantities will lower our cost and increase our margins. New manufacturing options being investigated.

MEN'S & WOMEN'S JACKETS

FREEDOM 2.0 CCW JACKETS	$119.99-$159.99	Unique features support mid-to-high price
MJ-321-MJ-344 | MJ-375 - MJ-386 WJ-345 - WJ-390	Wholesale Margin 100-120%	Good margins
	Retail Margin 280-300%	Great Direct-to-Consumer product

Our magnetic concealed carry pocket is a game-changer!

MEN'S & WOMEN'S COATS

CARTWRIGHT CCW COATS	$119.99-$149.99	No resistance to current pricing
CJ-126 - CJ-135, CJ-257 - CJ-291	Wholesale Margin 85-120%	Good margins
	Retail Margin 165-185%	Great Direct-to-Consumer product

Our Cartwright Concealed Carry apparel series has been widely accepted. Great opportunity in farm + fleet stores. Next generation concealed carry pocket will be significant improvement.

AMERICAN REBEL
America's Patriotic Brand

IN THE PIPELINE



AR-510
BIOMETRIC SAFE



AR-520
BIOMETRIC SAFE

BIOMETRIC SAFES
PERSONAL STORAGE SOLUTION

New Innovations
American Rebel will be introducing its line of wall safes and handgun boxes with Biometric, WiFi, and Bluetooth patent-pending proprietary technology. Products are designed, engineered and ready for production.

PERSONAL SECURITY DEVICE
PERSONAL


AR

Safety and Technology
American Rebel is developing a non-lethal Personal Security Device that deters an attacker with an audible siren drawing attention to the attack as well as notifying the user's support network that help is needed and providing the location.

WALL SAFES
PERSONAL

Free Safe Storage
Wall safes are easily hidden and represent "free" storage space since they tuck into the space between your wall studs. Many folks love the look of them and leave them exposed, but you can easily cover them with a photo, painting or wall-hanging.


AMERICAN
REBEL


AMERICAN
REBEL

YOUTH PROTECTION BACKPACK
PERSONAL

Keeping Kids Safe
American Rebel is designing a Youth Protection Backpack that incorporates a light-weight ballistic shield to provide protection for our children as they go through their school day activities.

ADDITIONAL PRODUCTS

American Rebel is the perfect brand for wheel barrows, trailer hitches, tools, motor oil, cologne, adult beverages, etc. Unlimited potential benefits from America's Patriotic Brand.

AMERICAN REBEL
America's Patriotic Brand

MARKETING




AmericanRebel.com
AndyRoss.com

Big Reach & Easy Scale

In addition to traditional marketing, American Rebel has a unique asset in Andy's media reach.

MUSIC STREAMING/CDS
Internet Streaming and CD Sales

TV | RADIO | PRINT SOCIAL MEDIA
TV, Radio, Print & Social Media to promote the American Rebel Brand.

TRADE SHOWS LIVE EVENTS
Trade show appearances and live events are brand-building fan favorites.

UNIQUE LEVERAGING

YouTube
iTunes
Spotify
MUSIC
amazon music


TIME TO FIGHT
SiriusXM


ANDY ROSS
AMERICAN SHOOTING
the RITA COSBY SHOW



AMERICAN REBEL
America's Patriotic Brand

BOARD MEMBERS & KEY PERSONNEL


AMERICAN
REBEL

ANDY ROSS
CHAIRMAN, CEO & BOARD MEMBER

Andy weaves his passions as a singer/songwriter, patriot, and self-defense advocate into the creation of America's Patriotic Brand. Prior to founding American Rebel Andy founded Digital Ally, Inc., which he established in 2004. In addition to his entrepreneurial accomplishments, Andy served as host for twelve years of his own television shows, ***Maximum Archery*** and ***American Rebel***, where he bowhunted all over the world and featured his love of self-defense, firearm and tactical skills and music.



DOUG GRAU
PRES., AMERICAN REBEL HOLDINGS, INC. & BOARD MEMBER

Doug has produced Andy's three CDs and has worked with Andy Ross in various capacities for eleven years. Doug worked as an executive at Warner Bros. Records in Nashville for fifteen years, developing the talents of Travis Tritt, Little Texas, David Ball, Jeff Foxworthy, Bill Engvall, Larry the Cable Guy, Ron White, and others. Doug graduated from Belmont University in Nashville, TN in 1985 with a Bachelor's degree in Business Administration.



COREY LAMBRECHT
BOARD MEMBER

Corey is a 20+ year public company executive. Since 2007 he has been a Director of CUI Global, Inc. (NASDAQ: CUI) and has served multiple terms on the Audit Committee and currently serves as the Compensation Committee Chairman. Corey served on the Board of ORHub, Inc. (OTC: ORHB) from July 2016 through December 2019. On January 17, 2020, he was appointed to serve as the Chief Financial Officer for Singlepoint Inc. (OTC: SING) and he previously served as a Board Member for Lifestyle Wireless, Inc. which, in 2012 merged into Singlepoint. He most recently served as the President and Chief Operating Officer at Earth911 Inc., a subsidiary of Infinity Resources Holdings Company (OTC: IRHC) from January 2010 to July 2013.



NATHAN FINDLEY
PRESIDENT, KANSAS CITY OPPERATIONS

Nathan joins American Rebel with 10+ years of outdoor and firearms industries experience. Most recently, he served as Director of Sales and Product development with Liberty Safe. That opportunity stemmed from the acquisition of 9g Products by Liberty Safe where Nathan had a wide range of responsibilities including Product Development, Sourcing and Procurement, and New Dealer Business. Nathan's education background includes engineering at Kansas State University and business at Johnson County Community College.



BRETT LAFFERTY
NATIONAL SALES DIRECTOR

Prior to joining American Rebel in January 2019, Brett was Regional Sales Manager for Liberty Safe, responsible for sales in AR, KY, LA, MS, TN. Brett has expanded his territory at American Rebel and he is often travelling to visit accounts or attend trade shows. Brett has been instrumental in the launch of the industry's first inventory control safe, the AR-INV.



JORDAN BATH
SALES & MARKETING

Jordan joins American Rebel with knowledge and experience in the outdoor industry. He gained this through his work with Liberty Safe and hopes to make American Rebel a household name for safes, concealed carry products and more. You can find him anywhere from BBQ competitions to volunteering for the Kansas Department of Wildlife.